UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 20, 2004



                         GREENE COUNTY BANCSHARES, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)


          Tennessee                    0-14289                    62-1222567
          ---------                    -------                    ----------
(State or Other Jurisdiction         (Commission               (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
            --------------------------------------------------------
                    (Address of principal executive offices)


                                 (423) 639-5111
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Item 7.       Financial Statements and Exhibits

              (c)   Exhibits.

                    The following exhibit is furnished pursuant to Item 9 and
                    Item 12.

                    99.1        Press Release dated April 20, 2004

Item 9.       Regulation FD

              On April 20, 2004, Greene County Bancshares, Inc. (the "Company") announced its financial results for the first quarter ended March 31, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is being furnished pursuant to Item 9, "Regulation FD," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 12.      Results of Operations and Financial Condition

              On April 20, 2004, the Company announced its financial results for the first quarter ended March 31, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GREENE COUNTY BANCSHARES, INC.


Date:  April 20, 2004             By:  /s/      R. Stan Puckett
                                       -----------------------------------------
                                                R. Stan Puckett
                                                Chairman of the Board and
                                                Chief Executive Officer
                                                (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibit(s)
------            -------------------------

 99.1             Copy of press release issued by the Company on April 20, 2004.